Exhibit 10.28

THIS AGREEMENT made as of _______________________________

BETWEEN:

ECO-TEK GROUP INC, a PRIVATE COMPANY registered in ONTARIO, CANADA under the laws of the province of ONTARIO (herein after called “THE COMPANY”)

OF THE FIRST PART:

And

(Hereinafter referred to as “THE DISTRIBUTOR”)

OF THE SECOND PART:

WHEREAS the Distributor wishes to have exclusive distribution rights to market CLIK TECH CORP. in _________________________, hereinafter referred to as the “PROTECTED AREA”

NOW THEREFORE THIS INDENTURE WITNESSETH that in consideration of the mutual covenants, conditions and agreements herein contained, the parties hereto do hereby covenant and agree with the other as follows:
ARTICLE 1.00- RECITALS.

1.01	The parties hereby acknowledge and declare that the foregoing recitals are true and correct in substance and in fact.

ARTICLE 2.00 – GRANT OF LICENSE

2.01 THE COMPANY hereby grants to THE DISTRIBUTOR an exclusive distributorship for the period specified in Article 3.00 hereof to operate an independent distributorship center in ___________________________, subject to the terms and conditions hereinafter set forth. The grant contained herein shall be exclusive and THE DISTRIBUTOR shall be entitled to grant other dealerships in ________________________ at its absolute discretion and as it deems warranted. During the tenure of this Agreement THE COMPANY agrees not to grant the right to or license another individual or company to distribute the product (as hereinafter defined) throughout ____________________________(the Protected Area).

2.02
So long as THE DISTRIBUTOR continues to operate the Business and is not in breach of any of the terms or conditions herein contained, THE DISTRIBUTOR shall have the right to use and display any trade marks and such other of Company’s trade names, trade marks, service marks and logos as may be designated by it (all such trade marks being referred herein collectively referred to as the (“MARKS”) in or about the Territory in accordance with the terms herein provided.

ARTICLE 3.00 – TERMS

3.01
Subject as herein provided, this Agreement including the rights granted to THE DISTRIBUTOR hereunder shall remain in force for the one year commencing _________________________ and ending __________________________ and for any additional year provided that the minimum performance parameters contained herein have been met or as agreed to by both THE COMPANY and THE DISTRIBUTOR.

a)	THE DISTRIBUTOR gives to THE COMPANY notice in writing of intention to renew this agreement at least three months prior to the end of the initial term.

ARTICLE 4.00 – COMPANY’S COVENANTS

4.01	THE COMPANY, in consideration of this Agreement, agrees that it will render to THE DISTRIBUTOR the following services and or assistance pertaining to the Business:

a)
The provision of or assistance in the provision of any equipment that THE DISTRIBUTOR, in the opinion of THE COMPANY, may require in order to market the Product, provided it is understood and agreed that such equipment if PROVIDED BY COMPANY shall be and remain the exclusive property of the COMPANY throughout the term hereof UNLESS PAID FOR BY THE DISTRIBUTOR.

b)	Advice and assistance with respect to the promotion and management of the business.

ARTICLE 5.00- DISTRIBUTOR’S COVENANTS

5.01	Throughout the term of this agreement THE DISTRIBUTOR covenant and agrees:

a)	To purchase a minimum of 3,000 bottles of the PRODUCT every three months.

b)	For any additional year the purchase of the PRODUCT shall be agreed to by both the DISTRIBUTOR and THE COMPANY.

c)	That THE DISTRIBUTOR shall devote sufficient time, labor, skill, effort and attention to the Business and the management, conduct and operation thereof AND

COMMUNICATE WITH THE COMPANY ON A MONTHLY BASIS AS TO THE PROGRESS AND ACTIVITIES RELATING TO THE PRODUCT.

ARTICLE 6.00 – PURCHASE OF SUPPLIES

6.01 In order to safeguard the integrity of THE COMPANY trade marks THE DISTRIBUTOR shall purchase from THE Company or from the approved sources designated by THE COMPANY from time to time all products and other goods and any discounts offered to THE DISTRIBUTOR shall be communicated by THE COMPANY when and as deemed feasible by THE COMPANY.

A non-refundable deposit of 50% is required upon order and the balance due prior to shipping. Shipping and shipping costs are the responsibilities of THE DISTRIBUTOR.

6.02
THE COMPANY hereby guarantees that the price of the PRODUCT shall not change/increase dramatically for the duration of the first term and will only increase when absolutely necessary due to market and currency fluctuations while still remaining competitive.

6.03	THE COMPANY reserves the right to charge a $500 fee every time the contract is altered or changed by THE DISTRIBUTOR.

ARTICLE 7.00 – RESTRICTIVE COVENANT

THE DISTRIBUTOR shall not at any given time directly or indirectly furnish any information as to THE COMPANY’S method of publicity, promotion, ideas or any other information relating to the business to anyone except THE COMPANY or the employees and advisors of THE DISTRIBUTOR to the extent that such disclosure may be necessary for the efficient operation of the Business.

ARTICLE 8.00

8.01
This Agreement constitutes the entire agreement of the parties and no   representations, inducements, promises or agreements oral or otherwise between the parties not embodied herein shall be of any force and effect. No failure of THE COMPANY to exercise any right given to it hereunder, or to insist upon strict compliance by THE DISTRIBUTOR of any obligations hereunder, and no custom or practice of the parties at variance with the terms hereof shall constitute a waiver of THE COMPANY’S rights to demand exact with the terms hereof. Waiver by THE COMPANY of any particular default by THE DISTRIBUTOR shall not affect THE COMPANY’S right in respect of any subsequent default of the same or of a different nature, any delay or omission of THE COMPANY to exercise any rights arising from such default affect or impair THE COMPANY’S rights as to such default or any subsequent default.

8.02
If any covenant or other provisions of this Agreement is invalid, illegal or incapable of being in force by reason of any rule of law or public policy, all other conditions and provisions of this Agreement shall, nevertheless, remain in full force and effect and no covenant or provision shall be deemed dependent upon any other covenant or provision unless so expressed herein.

8.03
Subject to the restrictions on assignment herein contained, this Agreement shall be to the benefit of and be binding upon THE COMPANY and THE DISTRIBUTOR and their respective legal representative and assigns.

8.04
THE DISTRIBUTOR shall have the right to assign its rights under this Agreement to any person, firm, association or corporation provided that the express written consent and approval of THE COMPANY is obtained and provided that such transferee shall agree in writing to assume all obligations undertaken by THE DISTRIBUTOR herein.

8.05	ALL PAYMENTS required to be made hereunder shall be made in CDN. DOLLARS and PAYABLE IN ADVANCE, any exception shall be limited and approved by THE COMPANY at its own and sole discretion.

8.06	THE DISTRIBUTOR shall have the first right of refusal of exclusive distribution of any related product in the present or future inventory of THE COMPANY.

8.07
In the event that any provision of this Agreement becomes or is found to be invalid or unenforceable in any jurisdiction, the said provision shall be deemed to be void from the remainder of this Agreement, which shall remain in force.

8.08	This Agreement shall be construed in accordance with the laws of THE PROVINCE OF ONTARIO.

8.09	Any waver of indulgence granted by either party in respect or any noncompliance with any provision of this Agreement shall not imply any further waver or indulgence of any kind.

8.10	This Agreement constitutes the entire Agreement between the parties and it shall not be amended except in writing, executed by both parties.

8.11	This Agreement shall be governed in accordance with THE PROVINCE OF ONTARIO.

IN WITNESS WHEREOF the parties hereto have hereunto set their hands and seals

This ________________ day of _________________, 20_______                               .

Per: ________________________                                  (print)______________________
ECO-TEK GROUP INC

Per:________________________                                    (print)_____________________

_________________________________________________

DISTRIBUTION AGREEMENT

FOR

CLIK PRODUCTS

BY

ECO-TEK GROUP INC